UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 9, 2008


                         TRI CITY BANKSHARES CORPORATION

             (Exact name of registrant as specified in its charter)

        Wisconsin                      000-09785               39-1158740
        ---------                      ---------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

          6400 South 27th Street
          Oak Creek, Wisconsin                                         53154
          --------------------                                         -----
(Address of principal executive offices)                            (Zip code)

                                 (414) 761-1610
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

On April 9, 2008 the Board of Directors of Tri City Bankshares Corporation (the "Company") elected Ronald K. Puetz to be Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Puetz, age 59, has been a member of the Company's Board of Directors since 1988. He served as acting President/CEO of the Company since March 6, 2008 and the principal financial officer of the Company since March 24, 2008. Mr. Puetz had been Executive Vice President of the Company and Senior Vice President of the Company from January, 1990 to June, 2000. He is also Chairman of the Board and Chief Executive Officer of Tri City National Bank, Vice President and Treasurer of NDC, LLC and is a Director of Tri City National Bank. There are no family relationships between Mr. Puetz and any other director or executive officer of the Company. Mr. Puetz has not engaged in any transactions with the Company since the beginning of 2007 in which the amount involved exceeds $120,000, and there is no such transaction currently proposed. Mr. Puetz's compensation from the Company and Tri City National Bank increased to $416,500 per year as a result of the events described herein.

Also on April 9, 2008 the Board of Directors elected Robert W. Orth as Executive Vice President of the Company. Mr. Orth, age 61, has been a member of the Company's Board of Directors since 1996. He served as Senior Vice President of the Company since 1996. Mr. Orth is also President and a Director of Tri City National Bank. There are no family relationships between Mr. Orth and any other director or executive officer of the Company. Mr. Orth has not engaged in any transactions with the Company since the beginning of 2007 in which the amount involved exceeds $120,000, and there is no such transaction currently proposed. Mr. Orth's compensation from the Company and Tri City National Bank increased to $326,000 per year as a result of the events described herein.

Also on April 9, 2008 the Board of Directors elected Scott A. Wilson as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. Upon this appointment, Mr. Wilson replaced Mr. Puetz in the role of principal financial officer of the Company. Mr. Wilson, age 61, has been a member of the Company's Board of Directors since 1990. He has served as Senior Vice President and Secretary of the Company since 1998. Mr. Wilson is also Executive Vice President, Secretary, Treasurer and a Director of Tri City National Bank. There are no family relationships between Mr. Wilson and any other director or executive officer of the Company. Mr. Wilson has not engaged in any transactions with the Company since the beginning of 2007 in which the amount involved exceeds $120,000, and there is no such transaction currently proposed. Mr. Wilson's compensation from the Company and Tri City National Bank increased to $296,000 per year as a result of the events described herein.

Under the Company's By-Laws, each of these individuals will serve in the offices indicated until his successor is duly elected.



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3032895_2
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 11, 2008                           TRI CITY BANKSHARES CORPORATION
       ----------------
                                            By: /S/Thomas W. Vierthaler
                                                ------------------------------
                                                Thomas W. Vierthaler
                                                Vice President and Comptroller
                                                (Chief Accounting Officer)